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                                                                EXHIBIT 10.10


                              FOURTH AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        This Amendment, dated as of December 31, 1996 (this "Amendment") is entered into by and between VIRGIN INTERACTIVE ENTERTAINMENT, INC., a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

        The Company and the Bank are parties to a Second Amended and Restated Credit Agreement dated as of December 1, 1994, as amended (the "Credit Agreement"), to which the Bank extended a revolving and letter of credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

        The Company has requested that the Bank extend the maturity date of the facility. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                   AGREEMENT

        In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.      AMENDMENTS

        Amendment of Section 1.01

        1. Section 1.01 is hereby amended by deleting the date "December 31, 1996" in the definition of the "Availability Period" and substituting the date "December 31, 1997" therefor.

        2. Section 1.01 is hereby further amended by deleting the date "March 31, 1997" in the definitions of "CD Rate Interest Period", "Offshore Rate Interest Period" and "Revolving Maturity Date" and substituting the date "March 31, 1998" thereof.

        3. Section 1.01 of the Credit Agreement is hereby further amended by deleting "March 31, 1997" in the definition of "Revolving Maturity Date" and substituting "March 31, 1998" therefor.
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B.      REPRESENTATIONS AND WARRANTIES

        The Company hereby represents and warrants to the Bank that:

        1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

        2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

        3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

        4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.      CONDITIONS PRECEDENT

        This Amendment will become effective as of the date hereof, provided that the Bank shall have received counterparts of this Amendment executed by the Borrower and consented to by the Guarantor.

D.      MISCELLANEOUS

        1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

        2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

        3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written.


                                VIRGIN INTERACTIVE ENTERTAINMENT, INC.


                                By: /s/ WILLIAM P. CLARK
                                    ------------------------
                                Title: Senior Vice President
                                       ---------------------


                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION


                                By: /s/ RUSSELL SOLOMON
                                    -------------------
                                Title: Vice President
                                       ----------------
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                              CONSENT OF GUARANTOR


        The undersigned, as guarantor under that certain Viacom Guarantee dated as of September 28, 1994 made by the undersigned in favor of Bank of America National Trust and Savings Association (the "Guarantee"), hereby consents to the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 1, 1994, as amended, between Virgin Interactive Entertainment, Inc. and Bank of America National Trust and Savings Association, and confirms that the guarantee remains in full force and effect after giving affect thereto.


                                                VIACOM, INC.


                                                By: /s/ GEORGE S. NELSON
                                                    ----------------------
                                                Title: Assistant Treasurer
                                                       -------------------